UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 12, 2015

Commission File Number  000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 12, 2015, CH2M HILL Companies, Ltd. held its Annual Meeting of Stockholders.  In accordance with Item 5.07 of Form 8-K, CH2M HILL is providing the following information regarding the results of the matters voted on by the holders of CH2M HILL’s common stock at the annual meeting.

1. Election of Directors.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark D. Fallon	18,903,029.066	1,917,003.057	688,873.745	0
Lisa Glatch	15,598,393.676	4,538,602.657	1,371,909.535	0
Georgia R. Nelson	16,839,258.273	3,628,936.405	1,040,711.190	0
Terry Ruhl	19,560,174.016	1,418,933.549	529,798.303	0
Barry L. Williams	16,878,533.077	3,709,088.611	921,284.180	0

2.  Ratification of the appointment of KPMG LLP as the independent auditors of CH2M HILL for 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,267,081.337	894,950.959	346,873.572	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: May 12, 2015	By:	/s/ Thomas M. McCoy
Thomas M. McCoy

Its: Executive Vice President, General Counsel and Corporate Secretary